UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23779

PIMCO Flexible Real Estate Income Fund

(Exact name of registrant as specified in charter)

650 Newport Center Drive

Newport Beach, CA 92660

(Address of principal executive offices)

Ryan G. Leshaw

c/o Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, California 92660

(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copies to:

Douglas P. Dick, Esq.

William Bielefeld, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (844) 312-2113

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO INTERVAL FUNDS

Semiannual Report

June 30, 2025

PIMCO Flexible Real Estate Income Fund | REFLX

Important Information About the PIMCO Flexible Real Estate Income Fund

Pursuant to an Advisory Fee Waiver Agreement between the Fund and Pacific Investment Management Company LLC (“PIMCO”), PIMCO has contractually agreed, through December 31, 2025, to waive fees in such an amount as to reduce the advisory fee it is entitled to receive from the Fund pursuant to the Investment Management Agreement to 0.75% of the Fund’s average daily total net assets.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In September 2024, the Fed lowered interest rates for the first time since March 2020. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Fund may face a heightened level of risk associated with changing interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for certain

2	PIMCO INTERVAL FUNDS

types of bonds or bonds generally. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than funds or securities with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses.

The PIMCO Flexible Real Estate Income Fund’s (the “Fund”) investment strategy will be, under normal circumstances, primarily to acquire stabilized, income-oriented commercial real estate (“CRE”) and debt secured by commercial real estate. The Fund’s investments in real estate industry securities, either directly or through its investments in properties, and debt secured by properties, will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. There are also special risks associated with particular real estate sectors, or real estate operations generally.

Classifications of the Fund’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments or Consolidated Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, is classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The U.S. government has indicated an intent to alter its approach to international trade policy, including in some cases renegotiating, modifying or terminating certain bilateral or multi-lateral trade arrangements with foreign countries, and it has proposed to take and/or taken related actions, including the imposition of or stated potential imposition of a broad range of tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response) could lead to, for example, price volatility, reduced market sentiment, and changes in inflation expectations. These and other geopolitical events may contribute to increased instability in the U.S. and global economies and markets, which may have an adverse effect on the performance of the Fund and its investments.

SEMIANNUAL REPORT	JUNE 30, 2025	3

Important Information About the PIMCO Flexible Real Estate Income Fund (Cont.)

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

The Fund expects to operate so as to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s qualification as a REIT subjects the Fund to various risks as described in the Fund’s prospectus.

The Fund, directly or indirectly through a subsidiary (which includes an operating entity, operating company or special purpose entity used by the Fund) that primarily engages in investment activities in securities or other assets and in which the Fund owns all or a majority of the voting securities, i.e., has sole majority voting control (“Controlled Subsidiary”), expects to enter into joint ventures with third parties to make investments. The Fund also expects that its unconsolidated operating entities will incur property management, disposition and other expenses related to investments in real property, the costs of which will be indirectly borne by shareholders. The Fund may hire affiliated or unaffiliated property managers or other service providers (who could also be joint venture partners for an investment) at prevailing market rates to perform management and specialized services for the Fund’s CRE investments.

U.S. and global markets have experienced increased volatility, including as a result of the failures of certain U.S. and non-U.S. banks in 2023, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which the Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to the fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which the Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Potential impacts to funds and issuers resulting from changes in the banking sector, market conditions and potential legislative or regulatory responses are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which they invest.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV in the specific period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the repurchase of Fund shares. Total return for a period of more

4	PIMCO INTERVAL FUNDS

than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for the Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that the Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund. As portfolio and market conditions change, the rate of distributions on the common shares and the Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.

The following table discloses the inception date and diversification status of the Fund:

Fund Name	Fund Inception	Institutional Class	Class A-3	Class A-4	Class F	Diversification Status

PIMCO Flexible Real Estate Income Fund	11/17/2022	11/17/2022	02/27/2025	02/27/2025	12/02/2024	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Fund. The Trustees authorize the Fund to enter into service agreements with PIMCO and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s prospectus nor Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Fund creates a contract between or among any shareholders of the Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Fund and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus or SAI with respect to the Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been

SEMIANNUAL REPORT	JUNE 30, 2025	5

Important Information About the PIMCO Flexible Real Estate Income Fund (Cont.)

adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Fund at (844) 312-2113, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 312-2113. In August 2024, the SEC adopted amendments to Form N-PORT requiring funds to file Form N-PORT reports on a monthly basis and within 30 days of month end, with each report being made public 60 days after month end. On April 16, 2025, the SEC extended the compliance date for Form N-PORT amendments and fund groups with $1 billion or more in net assets will be required to comply with the amendments for reports filed on or after November 17, 2027.

SEC rules allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (844) 312-2113. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary. Paper copies of the Fund’s shareholder reports are required to be provided free of charge by the Fund or financial intermediary upon request.

In September 2023, the SEC adopted amendments to Rule 35d-1 under the Investment Company Act of 1940, as amended, the rule governing fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. Changes to a fund’s calculation methodology for derivatives instruments for purposes of Rule 35d-1 consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to a fund’s policy adopted pursuant to Rule 35d-1 and will not require notice or shareholder approval. The amendments became effective on December 11, 2023. On March 14, 2025, the SEC extended the compliance date from December 11, 2025 to June 11, 2026 for fund groups with $1 billion or more in net assets and modified the operation of the compliance dates to allow for compliance based on the timing of certain annual disclosure and reporting obligations that are tied to a fund’s fiscal year-end.

6	PIMCO INTERVAL FUNDS

PIMCO Flexible Real Estate Income Fund	Institutional Class - REFLX Class F - REFFX Class A-3 - REFRX Class A-4 - REFVX

Cumulative Returns Through June 30, 2025

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2025†§

Non-Agency Mortgage-Backed Securities	46.2%
Loan Participations and Assignments	35.9%
Asset-Backed Securities	8.4%
U.S. Government Agencies	6.3%
Short-Term Instruments	3.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2025

	6 Months*	1 Year	Commencement of Operations (11/17/22**)
PIMCO Flexible Real Estate Income Fund Institutional Class	3.90%	7.54%	9.15%
PIMCO Flexible Real Estate Income Fund Class A-3	3.59%	7.09%	8.81%
PIMCO Flexible Real Estate Income Fund Class A-4	3.59%	7.09%	8.81%
PIMCO Flexible Real Estate Income Fund Class A-4 (Adjusted)	1.56%	4.99%	7.99%
PIMCO Flexible Real Estate Income Fund Class F	3.90%	7.54%	9.15%
S&P 500 Index	6.20%	15.16%	20.64%
Bloomberg U.S. Aggregate Index	4.02%	6.08%	4.37%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative returns

** For class inception dates, please refer to the Important Information section of this report.

SEMIANNUAL REPORT	JUNE 30, 2025	7

PIMCO Flexible Real Estate Income Fund (Cont.)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the Fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. The adjusted returns take into account the maximum sales charge of 3.00% on Class A-4 Shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class shares’ performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. It is not possible to invest directly in an unmanaged index.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), was 2.47% for Institutional Class shares, 3.22% for Class A-3, 3.22% for Class A-4 and 2.47% for Class F. As of June 30, 2025, the Fund’s Total Effective Leverage(1) was 5.68%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

The Fund’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Fund’s investment strategy will be, under normal circumstances, primarily to acquire stabilized, income-oriented commercial real estate and debt secured by commercial real estate. The Fund intends, under normal circumstances, to invest at least 80% of its net assets (plus the amount of its borrowings for investment purposes) in a portfolio of real estate, including in the form of property investments, equity investments in real estate or real estate-related companies, real estate related loans or other real estate debt investments and securities of real estate and real estate-related issuers or real estate related companies. The Fund may also invest in private real estate investment funds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

8	PIMCO INTERVAL FUNDS

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to private real estate debt contributed to absolute performance, as positions in the Fund posted positive returns.

»	Exposure to non-agency residential mortgage-backed securities (“MBS”) contributed to absolute performance, as securities posted positive returns.

»	Exposure to commercial MBS contributed to absolute performance, as spreads tightened and securities posted positive returns.

»	Exposure to agency MBS contributed to absolute performance, as spreads tightened and securities posted positive returns.

»	Exposure to private real estate equity detracted from absolute performance, as the Fund incurred one-time expenses related to investment closing costs.

»	The costs associated with one or more forms of leverage detracted from performance. That said, the net impact on the Fund’s performance of the cost of leverage is generally determined by comparing the return on the additional investments purchased with such leverage against the cost of such leverage.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	JUNE 30, 2025	9

Index Descriptions

Index	Index Description

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

Bloomberg U.S. Aggregate Index	Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

10	PIMCO INTERVAL FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	JUNE 30, 2025	11

Financial Highlights PIMCO Flexible Real Estate Income Fund (Consolidated)

		Investment Operations		Less Distributions to Preferred Shareholders(c)			Less Distributions to Common Shareholders(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	From Net Investment Income	From Net Realized Capital Gains	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

01/01/2025 - 06/30/2025+	$10.48	$0.36	$0.04	$0.00	$0.00	$0.40	$(0.36)	$0.00	$(0.36)

12/31/2024	10.39	0.73	0.12	0.00	0.00	0.85	(0.76)	0.00	(0.76)

12/31/2023	10.06	0.83	0.19	0.00	0.00	1.02	(0.69)	0.00	(0.69)

11/17/2022 - 12/31/2022	10.00	0.06	0.04	(0.00)	0.00	0.10	(0.04)	0.00	(0.04)

Class F

01/01/2025 - 06/30/2025+	10.48	0.37	0.03	0.00	0.00	0.40	(0.36)	0.00	(0.36)

12/02/2024 - 12/31/2024	10.50	0.06	(0.02)	0.00	0.00	0.04	(0.06)	0.00	(0.06)

Class A-3

02/27/2025 - 06/30/2025+	10.52	0.21	0.01	0.00	0.00	0.22	(0.22)	0.00	(0.22)

Class A-4

02/27/2025 - 06/30/2025+	10.52	0.21	0.01	0.00	0.00	0.22	(0.22)	0.00	(0.22)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)

Net asset value includes adjustments required by U.S. GAAP. These values, and other performance figures relying on them, such as average annual total return data included in the Fund’s prospectus and in any shareholder reports, may differ from net asset values and performance reported elsewhere with respect to the Fund.

(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)	Preferred Shareholders. See Note 14, Preferred Shares, in the Notes to Financial Statements for more information.
(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(e)

Total return figures include adjustments required by U.S. GAAP. These values, and other performance figures relying on them, such as average annual total return data included in the Fund’s prospectus and in any shareholder reports, may differ from net asset values and performance reported elsewhere with respect to the Fund. Additionally, excludes applicable initial sales charges and contingent deferred sales charges.

(f)

Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders. The expense ratio and net investment income do not reflect the effects of dividend payments to preferred shareholders.

(g)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(h)

Certain organizational costs were incurred prior to the commencement of operations and reflected in the financial statements accompanying the initial registration statement. If the Fund had incurred all organization and trustee related expenses in the current period, the ratio of expenses to average net assets excluding waivers and ratio of expenses to average net assets excluding interest expense and waivers would have been 9.32% and 8.04% respectively.

(i)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses, in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

(1)

“Asset Coverage per Preferred Share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by Preferred Shares, bears to the aggregate of the involuntary liquidation preference of Preferred Shares, expressed as a dollar amount per Preferred Shares.

(2)

“Involuntary Liquidating Preference” means the amount to which a holder of Preferred Shares would be entitled upon the involuntary liquidation of the Fund in preference to the Common Shareholders, expressed as a dollar amount per Preferred Share.

(3)

The liquidation value of the Preferred Shares represents their liquidation preference, which approximates fair value of the shares less any accumulated unpaid dividends. See Note 14, Preferred Shares, in the notes to Financial Statements for more information.

12	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets Applicable to Common Shareholders(f)
Net Asset Value End of Year or Period(a)	Total Investment Return(e)	Net Assets Applicable to Common Shareholders End of Year or Period (000s)	Expenses(g)		Expenses Excluding Waivers(g)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.52	3.90%	$253,835	1.76	%*	2.37	%*	1.50	%*	2.11	%*	6.98	%*	30%

10.48	8.47	297,093	2.12		2.46		1.72		2.06		6.99		44

10.39	10.44	79,188	4.67		5.36		1.86		2.55		8.17		59

10.06	1.03	30,690	3.11	*	5.11	*(h)	1.82	*	3.83	*(h)	4.70	*	0

10.52	3.90	124,539	1.76	*	2.37	*	1.50	*	2.11	*	7.21	*	30

10.48	0.39	10	1.70	*(i)	2.32	*(i)	1.39	*(i)	2.01	*(i)	6.93	*	44

10.52	2.12	12,594	2.62	*(i)	3.33	*(i)	2.28	*(i)	2.99	*(i)	5.97	*	30

10.52	2.12	10	2.66	*(i)	3.27	*(i)	2.31	*(i)	2.92	*(i)	6.02	*	30

Ratios/Supplemental Data

	Preferred Shares
Selected Per Share Data for the Year or Period Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per Preferred Share(2)	Average Market Value per Preferred Share(3)

01/1/2025 - 6/30/2025+	$125,000	$3,128,824	$1,000	N/A

12/31/2024	125,000	2,377,824	1,000	N/A

12/31/2023	125,000	634,505	1,000	N/A

11/17/2022 - 12/31/2022+	N/A	N/A	N/A	N/A

SEMIANNUAL REPORT	JUNE 30, 2025	13

Consolidated Statement of Assets and Liabilities PIMCO Flexible Real Estate Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$423,329

Financial Derivative Instruments
Over the counter	1
Cash	3,532
Receivable for investments sold	499
Receivable for Fund shares sold	13,065
Interest and/or dividends receivable	2,194
Reimbursement receivable from PIMCO	190
Other assets	21

Total Assets	442,831

Liabilities:

Financial Derivative Instruments
Over the counter	$264
Payable for unfunded loan commitments	25,707
Payable for line of credit	23,571
Distributions payable to common shareholders	1,360
Accrued investment advisory fees	371
Accrued supervisory and administrative fees	148
Accrued servicing fees	1
Other liabilities	306

Total Liabilities	51,728

Commitments and Contingent Liabilities^

Preferred Shares^^	$125

Net Assets Applicable to Common Shareholders	$390,978

14	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2025 (Unaudited)

Net Assets Applicable to Common Shareholders Consist of:

Common Shares:
Par value^^^	$0
Paid in capital in excess of par	387,362
Distributable earnings (accumulated loss)	3,616

Net Assets Applicable to Common Shareholders	$390,978
Institutional Class	$253,835
Class F	124,539
Class A-3	12,594
Class A-4	10

Common Shares Outstanding	37,178

Institutional Class	24,137
Class F	11,842
Class A-3	1,198
Class A-4	1

Preferred Shares Issued and Outstanding:

Institutional Class	0
Class F	0
Class A-3	0
Class A-4	0

Net Asset Value Per Common Share(a):

Institutional Class	$10.52
Class F	10.52
Class A-3	10.52
Class A-4	10.52

Cost of investments in securities	$423,966

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001 par value and $1,000 liquidation preference per share)
^^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	JUNE 30, 2025	15

Consolidated Statement of Operations PIMCO Flexible Real Estate Income Fund

Six Months Ended June 30, 2025 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$14,627
Miscellaneous income	220
Total Income	14,847

Expenses:

Investment advisory fees	2,107
Supervisory and administrative fees	843
Distribution and/or servicing fees - Class A-3(a)	1
Trustee fees and related expenses	190
Interest expense	432
Other investment-related expenses	254
Miscellaneous expense	159
Total Expenses	3,986
Waiver and/or Reimbursement by PIMCO	(1,033)
Net Expenses	2,953

Net Investment Income (Loss)	11,894

Net Realized Gain (Loss):

Investments in securities	1,317
Over the counter financial derivative instruments	(75)
Foreign currency	3

Net Realized Gain (Loss)	1,245

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	416
Over the counter financial derivative instruments	(641)
Foreign currency assets and liabilities	63

Net Change in Unrealized Appreciation (Depreciation)	(162)

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,977

Distributions on Preferred Shares from Net Investment Income and/or Realized Capital Gains	$(8)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$12,969

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of Class A-3 was February 27, 2025.

16	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Flexible Real Estate Income Fund

(Amounts in thousands†)	Six Months Ended June 30, 2025 (Unaudited)		Year Ended December 31, 2024

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$11,894		$12,463
Net realized gain (loss)	1,245		1,534
Net change in unrealized appreciation (depreciation)	(162)		(497)

Net Increase (Decrease) in Net Assets Resulting from Operations	12,977		13,500

Distributions on Preferred Shares

From net investment income and/or realized capital gains
Institutional Class	(8)		(15)

Total Distributions on Preferred Shares	(8)		(15)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	12,969		13,485

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(7,877)		(13,015)
Class F	(3,822)		(0	)(a)
Class A-3	(6	)(b)	N/A
Class A-4	(0	)(b)	N/A

Total Distributions to Common Shareholders(c)	(11,705)		(13,015)

Common Share Transactions*:

Receipts for shares sold	212,318		215,295
Issued as reinvestment of distributions	3,978		5,826
Cost of shares repurchased	(123,685)		(3,676)
Net increase (decrease) resulting from common share transactions	92,611		217,445

Total increase (decrease) in net assets applicable to common shareholders	93,875		217,915

Net Assets Applicable to Common Shareholders:

Beginning of period	297,103		79,188
End of period	$390,978		$297,103

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Common Shares Offering, in the Notes to Financial Statements.
(a)	Inception date of Class F was December 2, 2024.
(b)	Inception date of Class A-3 and Class A-4 was February 27, 2025.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	JUNE 30, 2025	17

Consolidated Statement of Cash Flows PIMCO Flexible Real Estate Income Fund

Six Months Ended June 30, 2024 (Unaudited)

(Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$12,977

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(159,051)
Proceeds from sales of long-term securities	75,105
(Purchases) Proceeds from sales of short-term portfolio investments, net	(6,991)
(Increase) decrease in deposits with counterparty	410
(Increase) decrease in receivable for investments sold	6,718
(Increase) decrease in interest and/or dividends receivable	102
Proceeds from (Payments on) over the counter financial derivative instruments	(75)
(Increase) decrease in reimbursement receivable from PIMCO	(57)
(Increase) decrease in other assets	(5)
Increase (decrease) in deposits from counterparty	23,200
Increase (decrease) in accrued management fees	65
Increase (decrease) in accrued supervisory and administrative fees	25
Increase (decrease) in accrued servicing fees	1
Proceeds from (Payments on) foreign currency transactions	66
Increase (decrease) in other liabilities	67
Net Realized (Gain) Loss
Investments in securities	(1,317)
Over the counter financial derivative instruments	75
Foreign currency	(3)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(416)
Over the counter financial derivative instruments	641
Foreign currency assets and liabilities	(63)
Net amortization (accretion) on investments	(678)
Net Cash Provided by (Used for) Operating Activities	(49,204)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	199,833
Payments on shares redeemed	(123,685)
Cash distributions paid*	(7,445)
Cash distributions paid to auction rate preferred shareholders	(8)
Proceeds from reverse repurchase agreements	29,266
Payments on reverse repurchase agreements	(47,320)
Net Cash Received from (Used for) Financing Activities	50,641

Net Increase (Decrease) in Cash and Foreign Currency	1,437

Cash and Foreign Currency:

Beginning of year or period	2,095
End of year or period	$3,532
* Reinvestment of distributions	$3,978

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year or period	$338

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

18	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Flexible Real Estate Income Fund

(Unaudited)

June 30, 2025

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 38.9%

Aligned Data Centers International LP
1.500% (TSFR3M + 3.500%) due 12/18/2029 «µ		$10,000	$10,002

Binghamton NY Title Holder LLC
7.211% (TSFR1M + 2.900%) due 11/09/2026 «~(d)		15,000	15,023

Bridge Seattle GID
TBD% due 08/31/2029 «		26,750	26,697

EXR Bridge Lending
TBD% - 7.812% due 06/30/2029 «~(d)		25,480	25,330
TBD% - 8.063% due 08/05/2029 «µ		9,200	9,071
TBD% - 8.072% due 05/04/2030 «µ		7,040	7,039

HC Humble LLC
TBD% due 12/12/2026 «		12,262	12,218

New Boston Real Estate LLC
TBD% due 07/07/2027 «(d)		10,134	10,141

Project Summit
6.061% due 05/09/2026 «~		14,513	14,251

Pure Industrial MTV2
7.145% (CDOR01 + 2.150%) due 09/09/2025 «~	CAD	21,304	15,061

SoDo House
TBD% due 10/04/2025 «		$7,351	7,351

Total Loan Participations and Assignments (Cost $152,994)			152,184

U.S. GOVERNMENT AGENCIES 6.8%

Freddie Mac
5.205% due 07/25/2054 •		7,669	7,669
11.405% due 01/25/2042 •		2,000	2,134
11.805% due 10/25/2041 •		1,700	1,808
12.105% due 11/25/2041 •		1,500	1,606
14.990% due 11/25/2060 ~		11,038	8,143

Ginnie Mae
5.002% due 04/20/2074 •		5,166	5,127

Total U.S. Government Agencies (Cost $26,544)			26,487

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 50.1%

AG Trust
1.131% due 08/15/2026 ~(a)	$67,040	$800

Benchmark Mortgage Trust
3.555% due 08/15/2052 ~	4,954	4,857

BX Commercial Mortgage Trust
6.326% due 02/15/2038 •	5,644	5,495
6.776% due 02/15/2038 •	3,763	3,627
7.352% due 01/17/2039 •	175	171
8.418% due 02/15/2039 •	70	70

BX Trust
5.813% due 09/15/2034 •	2,684	2,660
6.363% due 09/15/2034 •	9,419	9,310
6.379% due 05/15/2035 •	3,000	2,990
6.579% due 05/15/2035 •	300	297
7.029% due 05/15/2035 •	6,981	6,898

CD Mortgage Trust
5.688% due 10/15/2048	3,833	3,609

Citigroup Mortgage Loan Trust
4.873% due 07/25/2036 ~	2,787	1,556
4.979% due 03/25/2036 •	9,031	8,081

COMM Mortgage Trust
5.644% due 06/10/2044 ~	108	100

Connecticut Avenue Securities Trust
10.305% due 10/25/2041 •	300	313

Countrywide Alternative Loan Trust
5.134% due 05/25/2036 •	1,933	798
6.250% due 08/25/2047	3,191	1,725

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.616% due 04/25/2061 ~	493	314

Extended Stay America Trust
8.126% due 07/15/2038 •	8,148	8,162

GreenPoint Mortgage Funding Trust
4.974% due 10/25/2045 •	8,499	5,591
5.154% due 10/25/2045 •	277	237
5.799% due 10/25/2045 •	6,837	5,408

GSR Mortgage Loan Trust
6.500% due 07/25/2036	14,037	6,426

JP Morgan Alternative Loan Trust
4.834% due 06/25/2037 •	4,849	1,808

JP Morgan Chase Commercial Mortgage Securities Trust
5.909% due 02/15/2035 •	1,646	1,584
6.659% due 02/15/2035 •	2,468	2,340
7.091% due 11/15/2038 •	387	382
8.091% due 11/15/2038 •	2,400	2,362
8.841% due 11/15/2038 •	3,421	3,350

Lehman Mortgage Trust
6.000% due 12/25/2037	9,831	2,338
6.500% due 10/25/2037	5,740	1,394

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2025	19

Consolidated Schedule of Investments PIMCO Flexible Real Estate Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lux Trust
8.250% due 08/15/2040 •	$2,860	$2,852

MASTR Adjustable Rate Mortgages Trust
5.534% due 09/25/2037 •	4,511	1,805

MHC Trust
6.826% due 05/15/2038 •	800	800

Morgan Stanley Capital Trust
5.444% due 11/14/2042 ~	18	17

Natixis Commercial Mortgage Securities Trust
9.505% due 03/15/2035 •	608	607

New Orleans Hotel Trust
5.948% due 04/15/2032 •	4,800	4,676

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.834% due 04/25/2036 •	10,518	2,156
5.755% due 06/25/2036 ~	2,083	551

Residential Accredit Loans, Inc. Trust
4.794% due 06/25/2046 •	6,066	1,314
4.894% due 06/25/2046 •	4,497	997
6.000% due 05/25/2037	5,275	4,410

RF RL Holdings Trust
0.000% due 01/28/2055 «(c)	65,314	65,409

SMRT Commercial Mortgage Trust
6.262% due 01/15/2039 •	4,450	4,393

Starwood Mortgage Trust
6.826% due 04/15/2034 •	1,000	985
7.576% due 04/15/2034 •	4,000	3,885

Washington Mutual Mortgage Pass-Through Certificates Trust
5.359% due 08/25/2046 •	2,444	1,399

Wells Fargo Mortgage-Backed Securities Trust
6.134% due 05/25/2035 ~	1,645	1,354

WSTN Trust
10.174% due 07/05/2037 ~	3,000	3,043

Total Non-Agency Mortgage-Backed Securities (Cost $195,253)		195,706

ASSET-BACKED SECURITIES 9.0%

HOME EQUITY OTHER 3.0%

Home Equity Mortgage Loan Asset-Backed Trust
4.884% due 04/25/2037 •	10,000	4,015

JP Morgan Mortgage Acquisition Trust
6.500% due 07/25/2036	2,038	545
6.910% due 07/25/2036	549	147

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
4.400% due 11/25/2037 •	$2,618	$822

Morgan Stanley ABS Capital, Inc. Trust
4.534% due 10/25/2036 •	6,697	2,922
4.574% due 10/25/2036 •	1,635	714

NovaStar Mortgage Funding Trust
4.754% due 10/25/2036 •	600	273

Renaissance Home Equity Loan Trust
5.909% due 04/25/2037 þ	9,702	2,372

		11,810

OTHER ABS 6.0%

BX RX Industrial JV LLC
0.000% due 12/31/2099 «(d)	7,168	7,167

Corinthian Lake Worth JV LLC
0.000% due 12/31/2099 «	6,275	6,275

MSP Luxe and Legends Holdings LLC
0.000% due 12/31/2099	10,146	10,146

		23,588

Total Asset-Backed Securities (Cost $35,621)		35,398

SHORT-TERM INSTRUMENTS 3.5%

U.S. TREASURY BILLS 3.5%
4.336% due 09/04/2025 -10/21/2025 (b)(c)	13,700	13,554

Total Short-Term Instruments (Cost $13,554)		13,554

Total Investments in Securities (Cost $423,966)		423,329

Total Investments 108.3% (Cost $423,966)		$423,329

Financial Derivative Instruments (e) (0.1)% (Cost or Premiums, net $0)		(263)

Preferred Shares (0.0)%		(125)

Other Assets and Liabilities, net (8.2)%		(31,963)

Net Assets Applicable to Common Shareholders 100.0%		$390,978

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

20	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2025

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
BX RX Industrial JV LLC	0.000%	12/31/2099	06/27/2025	$7,167	$7,167	1.83%
Binghamton NY Title Holder LLC	7.211	11/09/2026	01/29/2024	15,022	15,023	3.84
EXR Bridge Lending	0.000	06/30/2029	06/27/2025	25,333	25,330	6.48
New Boston Real Estate LLC	0.000	07/07/2027	06/12/2024	10,101	10,141	2.59

				$57,623	$57,661	14.74%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

The average amount of borrowings outstanding during the period ended June 30, 2025 was $(13,680) at a weighted average interest rate of 5.915%. Average borrowings may include reverse repurchase agreements, sale-buyback transactions and line of credit, if held during the period.

(e) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	07/2025		CAD	4,116	$		2,977	$0	$(45)
CIB	07/2025	$		69		CAD	95	1	0
RBC	07/2025		CAD	16,352	$		11,853	0	(155)
SCX	07/2025	$		67		CAD	91	0	0
SSB	08/2025		CAD	20,282	$		14,856	0	(64)

Total Forward Foreign Currency Contracts								$1	$(264)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2025	21

Consolidated Schedule of Investments PIMCO Flexible Real Estate Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2025:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
CBK	$0	$0	$0	$0	$(45)	$0	$0	$(45)	$(45)	$0	$(45)
CIB	1	0	0	1	0	0	0	0	1	0	1
RBC	0	0	0	0	(155)	0	0	(155)	(155)	0	(155)
SSB	0	0	0	0	(64)	0	0	(64)	(64)	0	(64)

Total Over the Counter	$1	$0	$0	$1	$(264)	$0	$0	$(264)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2025:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$264	$0	$264

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2025:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(75)	$0	$(75)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(641)	$0	$(641)

22	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2025

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2025 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2025
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$152,184	$152,184
U.S. Government Agencies	0	26,487	0	26,487
Non-Agency Mortgage-Backed Securities	0	130,297	65,409	195,706
Asset-Backed Securities
Home Equity Other	0	11,810	0	11,810
Other ABS	0	0	23,588	23,588
Short-Term Instruments
U.S. Treasury Bills	0	13,554	0	13,554

Total Investments	$0	$182,148	$241,181	$423,329

Financial Derivative Instruments - Assets
Over the counter	$0	$1	$0	$1

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(264)	$0	$(264)

Total Financial Derivative Instruments	$0	$(263)	$0	$(263)

Totals	$0	$181,885	$241,181	$423,066

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2025:

Category and Subcategory	Beginning Balance at 12/31/2024	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2025(1)
Investments in Securities, at Value
Loan Participations and Assignments	$134,631	$43,921	$(27,612)	$0	$0	$1,244	$0	$0	$152,184	$1,291
Non-Agency Mortgage-Backed Securities	22,357	65,314	(22,313)	0	0	51	0	0	65,409	95
Asset-Backed Securities Other ABS	0	23,588	0	0	0	0	0	0	23,588	0

Totals	$156,988	$132,823	$(49,925)	$0	$0	$1,295	$0	$0	$241,181	$1,386

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2025	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$145,145	Discounted Cash Flow	Discount Rate	6.530-12.290	7.883
	7,039	Recent Transaction	Purchase Price	99.989	—
Non-Agency Mortgage-Backed Securities	65,409	Discounted Cash Flow	Discount Rate	9.618	—
Asset-Backed Securities Other ABS	23,588	Recent Transaction	Purchase Price	100.000	—

Total	$241,181

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2025	23

Notes to Financial Statements

1. ORGANIZATION

PIMCO Flexible Real Estate Income Fund (the “Fund”) is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). The Fund was organized as a Delaware statutory trust on November 23, 2021 and commenced operations on November 17, 2022. The Fund has elected to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund continuously offers its shares (“Common Shares”) and is operated as an “interval fund”. The Fund currently offers four classes of Common Shares: Institutional Class, Class A-3, Class A-4 and Class F shares. Institutional Class and Class F shares are sold at their offering price, which is net asset value (“NAV”) per share. Institutional Class shares are offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class F shares are offered for investment via intra-fund exchange from Institutional Class shares to certain investors accessing the Fund through certain registered investment advisor platforms. The Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Fund’s investment manager.

The Fund has established a wholly-owned and controlled subsidiary in Delaware. See Note 16, Basis for Consolidation in the Notes to Financial Statements for more information regarding the treatment of the Fund’s subsidiary in the consolidated financial statements.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board”.

The Fund has adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and to assess its performance, and has discrete financial information available. The Officers of the Fund, as listed in the Management of the Fund section of the most recent annual report, act as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s Consolidated financial statements. Segment assets are reflected on the accompanying Consolidated Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statements of Operations.

24	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2025

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP, including, but not limited to ASC 946. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Income Taxes The Fund has elected to be taxed as a REIT. The Fund’s qualification and taxation as a REIT depend upon the Fund’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of the Fund’s shares of common stock, and the percentage of the Fund’s taxable income that the Fund distributes.

SEMIANNUAL REPORT	JUNE 30, 2025	25

Notes to Financial Statements (Cont.)

No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. If the Fund qualifies as a REIT, the Fund generally will be allowed to deduct dividends paid to shareholders and, as a result, the Fund generally will not be subject to U.S. federal income tax on that portion of the Fund’s ordinary income and net capital gain that the Fund annually distributes to shareholders, as long as the Fund meets the minimum distribution requirements under the Code. The Fund intends to make distributions to shareholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.

(c) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(d) Multi-Class Operations Each class offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include initial sales load, supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions — Common Shares Distributions from net investment income, if any, are declared daily and distributed to Common Shareholders monthly. The Fund intends to distribute each year all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. Net short-term capital gains may be paid more frequently. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

26	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2025

More generally, sales of the Fund’s portfolio holdings may result in short-term capital gains (which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net of long-term capital losses), potentially subjecting shareholders of the Fund to adverse tax consequences.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s consolidated annual financial statements presented under U.S. GAAP.

The Fund may invest in one or more subsidiaries that are treated as disregarded entities for U.S. federal income tax purposes. In the case of a subsidiary that is so treated, for U.S. federal income tax purposes, (i) the Fund is treated as owning the subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and (iii) distributions, if any, the Fund receives from the subsidiary will have no effect on the Fund’s U.S. federal income tax liability.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable) and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s consolidated financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s consolidated financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statement of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have

SEMIANNUAL REPORT	JUNE 30, 2025	27

Notes to Financial Statements (Cont.)

been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates In September 2023, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to Rule 35d-1 under the Act, the rule governing fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. Changes to a fund’s calculation methodology for derivative instruments for purposes of Rule 35d-1 consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to a fund’s policy adopted pursuant to Rule 35d-1 and will not require notice or shareholder approval. The amendments became effective December 11, 2023. On March 14, 2025, the SEC extended the compliance date from December 11, 2025 to June 11, 2026 for fund groups with $1 billion or more in net assets and modified the operation of the compliance dates to allow for compliance based on the timing of certain annual disclosure and reporting obligations that are tied to a fund’s fiscal year-end. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

In December 2023, FASB issued ASU 2023-09, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. The ASU is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the normally scheduled NYSE Close for that day or such other time that the Fund may determine.

28	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2025

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using such data reflecting the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds (“ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Swap agreements and swaptions are valued on the basis of market-based prices supplied by Pricing Sources or quotes obtained from brokers and dealers.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open

SEMIANNUAL REPORT	JUNE 30, 2025	29

Notes to Financial Statements (Cont.)

for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV. An alternative exchange rate may be obtained from a Pricing Source or an exchange rate may otherwise be determined if believed to be more reflective of the rates at which the Fund may transact.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted (unadjusted) prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period

30	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2025

value is used for the transfers between fair value Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2025	31

Notes to Financial Statements (Cont.)

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

32	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2025

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of direct investments, loans originated by the Fund, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, the Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information

SEMIANNUAL REPORT	JUNE 30, 2025	33

Notes to Financial Statements (Cont.)

about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, the Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, the Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, the Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

The Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals.

The Fund may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial owners (i.e., the Fund or its direct or indirect fully-owned subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Fund believes that such direct or indirect fully-owned Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by the Funds’ intention to qualify as a regulated investment company, and limit the Fund’s ability to qualify as such.

If the Fund or its Subsidiaries are required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because,

34	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2025

for example, it is not possible or practical) and the Fund or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, the Fund or its Subsidiary may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that the Fund or its Subsidiary acquired, held or foreclosed a loan without a required state license, the Fund or its Subsidiary could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for the Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest payments. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater

SEMIANNUAL REPORT	JUNE 30, 2025	35

Notes to Financial Statements (Cont.)

price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, syndicated bank loans, peer-to-peer loans and litigation finance loans. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Performance in securitized investment strategies can be impacted from benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management (“AUM”), and may not be a sustainable source of performance as the fund grows in size. Purchasing odd lot positions may also provide diversification benefits when funds have limited AUM as purchasing round lot positions can lead a fund to have more concentrated positions.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO class, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of June 30, 2025, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or

36	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2025

“Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC is a government sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s consolidated financial statements is described below.

Reverse Repurchase Agreements In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

SEMIANNUAL REPORT	JUNE 30, 2025	37

Notes to Financial Statements (Cont.)

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists. See below for a summary of select principal risks associated with investment in the Fund.

Please see “Principal Risks of the Fund” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Limited Prior History is the risk that the Fund is a non-diversified, closed-end management investment company with limited history of operations and is designed for long-term investors and not as a trading vehicle.

Investment and Market Risk is the risk that the value of securities owned by the Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting

38	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2025

securities or real estate markets generally or particular industries represented in the securities or real estate markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.

Distribution Rate Risk is the risk that the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, such as during political events (including periods of rapid interest rate changes). There can be no assurance that an investment that is deemed to be liquid when purchased will continue to be liquid while it is held by the Fund and/or when the Fund wishes to dispose of it.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or perceived conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the investment committee, who are jointly and primarily responsible for the day-to-day management of the Fund, and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Delay in Use of Proceeds Risk is the risk that although the Fund currently intends to invest the proceeds from any sale of the Common Shares offered hereby within three months from receipt thereof, such investments may be delayed if suitable investments are unavailable at the time. Delays which the Fund encounters in the selection, due diligence and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns.

Best Efforts Offering Risk is the risk that, because this offering is being made on a “best efforts” basis, the Distributor and broker-dealers participating in the offering are only required to use their best efforts to sell the Fund’s shares and have no firm commitment or obligation to sell any of the shares. If PIMCO is unable to raise substantial funds, in this offering, the Fund’s Board may seek to sell all or substantially all of the Fund’s assets and dissolve the Fund. In the event of the liquidation, dissolution or winding up of the Fund, Common Shareholders are entitled to receive the then-current NAV per share of the assets legally available for distribution to the Fund’s Common Shareholders,

SEMIANNUAL REPORT	JUNE 30, 2025	39

Notes to Financial Statements (Cont.)

after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon.

Competition Risk is the risk that in acquiring its target assets, the Fund will compete with a variety of institutional investors, including specialty finance companies, public and private funds (including other funds managed by PIMCO), REITs, commercial and investment banks, commercial finance and insurance companies and other financial institutions. Also, as a result of this competition, desirable investments in the Fund’s target assets may be limited in the future and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that it will be able to identify and make investments that are consistent with its investment objectives.

Non-Diversification Risk is the risk of focusing investments on a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Illiquid Investment Risk is the risk that a variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s Common Shareholders. As a result, the Fund’s ability to sell investments in response to changes in economic and other conditions could be limited. Limitations on the Fund’s ability to respond to adverse changes in the performance of its investments may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions.

Real Estate Investment Risk is the risk inherent in the ownership and operation of real estate and real estate-related businesses and assets.

Market Disruptions Risk is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from actual or threatened war or armed conflicts, military conflicts, terrorism, social unrest, recessions, supply chain disruptions, market manipulation, government interventions, defaults and shutdowns, political and regulatory changes or diplomatic developments or the imposition of sanctions and other measures, including the imposition of tariffs, or other U.S. economic policies and any related public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), bank failures and natural/environmental disasters, which can all negatively impact the securities markets, and cause the Fund to lose value. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

40	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2025

Commercial Real Estate Industry Risk is the risk that the Fund’s business and operations are dependent on the commercial real estate industry generally, which in turn is dependent upon broad economic conditions. Challenging economic and financial market conditions may cause the Fund to experience an increase in the number of private commercial real estate investments that result in losses, including delinquencies, non-performing assets and a decrease in the value of the property or, in the case of real estate debt and traded real estate-related securities, collateral which secures its investments, all of which could adversely affect the Fund’s results of operations. The Fund may need to establish significant provisions for losses or impairment, and be forced to sell assets at undesirable prices, which may result in the Fund’s NAV declining and the Fund incurring substantial losses.

These conditions may increase the volatility of the value of private commercial real estate investments made by the Fund. These developments also may make it more difficult for the Fund to accurately value its investments or to sell its investments on a timely basis. These developments, including rising interest rates, could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns. Such developments could, in turn, diminish significantly the Fund’s revenue from investments and adversely affect the Fund’s NAV.

Private Commercial Real Estate Risk is the risk that lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce the Fund’s revenues and net income. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s performance.

The Fund’s financial position and its ability to make distributions may also be adversely affected by financial difficulties experienced by any major tenants, including bankruptcy, insolvency or a general downturn in the business, or in the event any major tenants do not renew or extend their relationship as their lease terms expire. A tenant in bankruptcy may be able to restrict the ability to collect unpaid rents or interest during the bankruptcy proceeding. Furthermore, dealing with a tenants’ bankruptcy or other default may divert management’s attention and cause the Fund to incur substantial legal and other costs.

The Fund’s investments in real estate will be pressured in challenging economic and rental market conditions. If the Fund is unable to re-let or renew leases for all or substantially all of the space at these properties, if the rental rates upon such renewal or re-letting are significantly lower than expected, or if the Fund’s reserves for these purposes prove inadequate, the Fund will experience a reduction in net income and may be required to reduce or eliminate cash distributions.

Single Tenant Risk is the risk that the Fund depends on its tenants for revenue, and therefore the Fund’s revenue is dependent on the success and economic viability of its tenants. Certain of the Fund’s investments in single tenant properties may be leased out to single tenants that the Investment Manager believes have favorable credit profiles and/or performance attributes supporting highly visible long-term cash flows. Adverse impacts to such tenants, including as a result of changes in market or economic conditions, natural disasters, outbreaks of an infectious disease, pandemic or any other serious public health concern, political events or other factors that may impact the operation of these properties, may have negative effects on the Fund’s business and financial results. As a result, such tenants may in the future be required to suspend operations at the Fund’s

SEMIANNUAL REPORT	JUNE 30, 2025	41

Notes to Financial Statements (Cont.)

properties for what could be an extended period of time. Further, if such tenants default under their leases, the Fund may not be able to promptly enter into a new lease or operating arrangement for such properties, rental rates or other terms under any new leases or operating arrangement may be less favorable than the terms of the current lease or operating arrangement or the Fund may be required to make capital improvements to such properties for a new tenant, any of which could adversely impact the Fund’s operating results.

Mortgage Loan Risk. The Fund may originate and selectively acquire senior mortgage loans which are generally loans secured by a first mortgage lien on a commercial property and are subject to risks of delinquency and foreclosure and risks of loss that are greater than similar risks associated with loans made on the security of single-family residential property. In addition, certain of the mortgage loans in which the Fund invests may be structured so that all or a substantial portion of the principal will not be paid until maturity, which increases the risk of default at that time. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. In the event of any default under a mortgage loan held directly by the Fund, it will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have a material adverse effect on the profitability of the Fund.

Mezzanine Loan Risk. The Fund may invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or the entity that owns the interest in the entity owning the real property. These types of investments involve a higher degree of risk than first mortgage loans secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. As a result, the Fund may not recover some or all of its investment.

Litigation Risk is the risk that, in the ordinary course of its business, the Fund may be subject to litigation from time to time. The acquisition, ownership and disposition of real properties carries certain specific litigation risks.

Insurance Risk is the risk that certain types of losses, generally of a catastrophic nature, such as earthquakes, floods and hurricanes may be uninsurable or not economically insurable. The Fund may not obtain, or be able to require tenants to obtain certain types of insurance if it is deemed commercially unreasonable. Under such circumstances, the insurance proceeds, if any, might not be adequate to restore the economic value of the property, which might decrease the value of the property.

Environmental Risk is the risk that the Fund may be exposed to substantial risk of loss arising from investments involving undisclosed or unknown environmental, health or occupational safety matters, or inadequate reserves, insurance or insurance proceeds for such matters that have been previously identified.

The ongoing presence of environmental contamination, pollutants or other hazardous materials on a property (whether known at the time of acquisition or not) could also result in personal injury (and associated liability) to persons on the property and persons removing such materials, future or continuing property damage (which would adversely affect property value) or claims by third parties, including as a result of exposure to such materials through the spread of contaminants.

42	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2025

Joint Venture Risk is the risk that the Fund’s partial interest investments will generally be structured as joint ventures or co-investment arrangements with third parties. In these joint ventures, the Fund would generally share control with the third-party partner (for example the Fund may have approval rights over some of the joint venture’s activities, and in limited circumstances that do not amount to primary control of the joint venture, may have the ability to require that the joint venture take specific actions), even though the Fund may hold a majority of the economic interests of a joint venture. In many cases the third-party partner may provide services for the joint venture or its assets, including, without limitation, management of day-to-day operations, asset management, property management, construction or development management, leasing, refinancing or disposition related services.

The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

∎	the joint venture partner in an investment could become insolvent or bankrupt;

∎	fraud or other misconduct by the joint venture partner;

∎

the Fund may share decision-making authority with its joint venture partner regarding certain major decisions affecting the ownership of the joint venture and the joint venture property, such as the sale of the property or the making of additional capital contributions for the benefit of the property, which may prevent the Fund from taking actions that are opposed by its joint venture partner;

∎

under certain joint venture arrangements, neither party may have the power to control the venture and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the joint venture, which could adversely impact the operations and profitability of the joint venture and/or the amount and timing of distributions the Fund receives from such joint venture;

∎

the joint venture partner may at any time have economic or business interests or goals that are or that become in conflict with the Fund’s business interests or goals, including, for instance, the operation of the properties;

∎	the joint venture partner may be structured differently than the Fund for tax purposes and this could create conflicts of interest and risk to the Fund’s ability to qualify as a REIT;

∎

the Fund may rely upon its joint venture partner to manage the day-to-day operations of the joint venture and underlying assets, as well as to prepare financial information for the joint venture and any failure to perform these obligations may have a negative impact on the Fund’s performance and results of operations;

∎

the joint venture partner may experience a change of control, which could result in new management of the joint venture partner with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

∎

such joint venture partner may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s policies or objectives, including the Fund’s policy with respect to maintaining its qualification as a REIT;

SEMIANNUAL REPORT	JUNE 30, 2025	43

Notes to Financial Statements (Cont.)

∎	the terms of the joint ventures could restrict the Fund’s ability to sell or transfer its interest to a third-party when it desires on advantageous terms, which could result in reduced liquidity;

∎

the Fund or its joint venture partner may have the right to trigger a buy-sell arrangement, which could cause the Fund to sell its interest, or acquire its partner’s interest, at a time when the Fund otherwise would not have initiated such a transaction;

∎	the joint venture partner may not have sufficient personnel or appropriate levels of expertise to adequately support the Fund’s initiatives; and

∎

to the extent it is permissible under the Investment Company Act for the Fund to partner with other vehicles advised by the Investment Manager, the Investment Manager may have conflicts of interest that may not be resolved in the Fund’s favor.

In addition, disputes between the Fund and its joint venture partner may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and trustees from focusing their time and efforts on the Fund’s business. Any of the above might subject the Fund to liabilities and thus reduce its returns on the investment with the joint venture partner. The Fund may at times enter into arrangements that provide for unfunded commitments and, even when not contractually obligated to do so, may be incentivized to fund future commitments related to its investments.

Recourse Financings Risk is the risk that, in certain cases, financings for the Fund’s commercial real estate properties may be recourse to the Fund. Generally, commercial real estate financings are structured as non-recourse to the borrower, which limits a lender’s recourse to the property pledged as collateral for the loan, and not the other assets of the borrower or to any parent of borrower, in the event of a loan default. However, lenders customarily will require that a creditworthy parent entity enter into so-called “recourse carveout” guarantees to protect the lender against certain bad-faith or other intentional acts of the borrower in violation of the loan documents.

Valuation Risk is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Risks Related to Investments in Publicly Traded REITs are the risks that the Fund’s investments in the securities of publicly traded REITs will be subject to a variety of risks affecting those REITs directly. Share prices of publicly traded REITs may decline because of adverse developments affecting the real estate industry and real property values, including supply and demand for properties, the economic health of the country or of different regions, the strength of specific industries that rent properties and interest rates. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency and defaults by borrowers and tenants.

44	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2025

Repurchase Offers Risk is the risk that results from the fact that the Fund is an interval fund and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, intends to conduct quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives.

Risks Related to Specific Private Commercial Real Estate Property Types is the risk that the Fund’s exposure to CRE’s various property types may change based on the investment manager’s outlook, which may expose the Fund to certain risks. Investments in multi-family properties may be affected by declining rents or vacancies due to non-renewal or default of tenant leases, leading to reduced revenues. Fluctuations in U.S. manufacturing activity may adversely affect tenants of industrial properties, impacting demand and profitability. Risks of office properties include economic downturns, tenant business failures, lack of demand, obsolescence of tenant products/services, and non-competitiveness. Risks of special properties are specific to their use. For example, student housing may face seasonality and leasing risks, and changes in university admission policies can adversely affect them and investments in niche sectors, which may include data centers, life sciences, medical offices, and self-storage, each have their own specific risks.

High Yield Securities Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of market, credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative by ratings agencies with respect to the issuer’s continuing ability to make principal and interest payments, and their values may be more volatile than higher-rated securities of similar maturity.

Capital Markets Risk is the risk that, because the Fund expects to fund a portion of its commercial real estate investments with property-level financing, the Fund’s business may be adversely affected by disruptions in the debt and equity capital markets and institutional lending market, including the lack of access to capital or prohibitively high costs of obtaining or replacing capital.

Interest Rate Risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Factors such as government policy, inflation, the economy, and market for bonds can impact interest rates and yields.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks and valuation

SEMIANNUAL REPORT	JUNE 30, 2025	45

Notes to Financial Statements (Cont.)

complexity. Changes in the value of a derivative or other similar instrument may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. In addition, the use of derivatives may cause the Fund’s investment returns to be impacted by the performance of assets the Fund does not own, potentially resulting in the Fund’s total investment exposure exceeding the value of its portfolio. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar instruments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Leverage Risk is the risk that certain transactions of the Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss. The use of leverage may also increase the Fund’s sensitivity to interest rate risks. When the Fund reduces or discontinues its use of leverage (“deleveraging”), which it may be required to do at inopportune times, it may be required to sell portfolio securities at inopportune times to repay leverage obligations, which could result in realized losses and a decrease in the Fund’s net asset value.

Additional Risks Relating to the Fund’s Preferred Shares is the risk that, to the extent the Fund issues Preferred Shares, it may be required to satisfy certain asset coverage requirements, including those imposed by regulatory and rating agency requirements. In order to address these types of events, the Fund might need to dispose of investments in order to fund a redemption of some or all of Preferred Shares.

If and when the Fund issues Preferred Shares, the Fund will pay (and the Common Shareholders will bear) all costs and expenses relating to the issuance and ongoing maintenance of Preferred Shares. In addition, holders of any Preferred Shares issued by the Fund would have complete priority over Common Shareholders in the distribution of the Fund’s assets. Furthermore, Preferred Shareholders, voting separately as a single class, would have the right to elect two members of the Board at all times and to elect a majority of the trustees in the event two full years’ dividends on the Preferred Shares are unpaid, and also have separate class voting rights on certain matters. Accordingly, Preferred Shareholders may have interests that differ from those of Common Shareholders, and may at times have disproportionate influence over the Fund’s affairs.

46	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2025

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities is the risk that PIMCO’s or any of its affiliate’s interests or the interests of its clients may conflict with those of the Fund and the results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by PIMCO or its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.

Geopolitical Conflicts Risk is the risk that the occurrence of geopolitical conflicts, war or terrorist activities could have adverse impacts on markets in various and unpredictable ways. The extent, duration and impact of geopolitical conflicts and related market impacts are difficult to ascertain, but could be significant and could have significant adverse effects on regional and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors, and on the Fund’s investments.

Cyber Security Risk is the risk that, as the use of technology, including cloud-based technology, has become more prevalent and interconnected in the course of business, the Fund may become more susceptible to operational and information security risks resulting from breaches in cyber security despite the efforts of PIMCO, the Fund, or their service providers to adopt technologies, processes, and practices intended to mitigate these risks. A breach in cyber security refers to both intentional and unintentional cyber that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Geopolitical tensions can increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation- state backing, who may desire to use cybersecurity attacks to cause damage or create leverage against geopolitical rivals. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting, legal, corporate governance and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable U.S. or foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments, trade restrictions (including tariffs) or the imposition of sanctions and other similar measures. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

SEMIANNUAL REPORT	JUNE 30, 2025	47

Notes to Financial Statements (Cont.)

Property Manager Risk is the risk that the property managers the Investment Manager hires, who may also be the Fund’s affiliates or partners in joint ventures that the Fund enters into, have significant decision-making authority with respect to the management of the Fund’s properties. The Fund’s ability to direct and control how the Fund’s properties are managed on a day-to-day basis may be limited because PIMCO engages other parties to perform this function. Thus, the success of the Fund’s business may depend in large part on the ability of the Fund’s property managers to manage the day-to-day operations and the ability of the Fund’s leasing agents to lease vacancies in the Fund’s properties.

Risk Retention Investment Risk is the risk associated with the Fund’s investments in risk retention tranches of commercial mortgage-backed securities (“CMBS”) or other eligible securitizations, if any (“risk retention tranches”), which are eligible residual interests typically held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act (the “U.S. Risk Retention Rules”). There can be no assurance that the applicable federal agencies charged with the implementation of the final U.S. Risk Retention Rules (the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the final U.S. Risk Retention Rules will not change.

Furthermore, if the Fund breaches any undertakings in any risk retention agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.

Private Real Estate Investment Funds Risk is the risk that, once the Investment Manager has selected private real estate investment funds in which it intends for the Fund to invest, the Investment Manager will have limited or no control over the investment decisions made by any such private real estate investment funds. Private real estate investment funds are not publicly traded and therefore are not liquid investments. Under the terms of the limited partnership agreements or limited liability company operating agreements, as applicable, of many of the private real estate investment funds in which the Fund intends to invest, the Fund will make commitments to make capital contributions in specified maximum amounts to such private real estate investment funds based on notices provided by the private real estate investment funds. The Fund’s investments in certain private real estate investment funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. The valuation of the Fund’s investments in private real estate investment funds will be determined by the institutional asset managers of those private real estate investment funds, which valuation may not be accurate or reliable. The private real estate investment funds will not be registered as investment companies under the Act and, therefore, the Fund will not be able to avail itself of the protections of the Act with respect to the private real estate investment funds, including certain corporate governance protections, such as the requirement to have a majority Independent Directors serving on the board, statutory protections against self-dealings and joint transactions by the institutional asset managers and their affiliates, and leverage limitations. Private real estate investment funds may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage.

48	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2025

Risks Related to the Fund’s REIT Status are the risks based on the requirements for the Fund qualifying for treatment as a REIT under the Tax Code. To maintain the Fund’s REIT status, the Fund may have to borrow funds on a short-term basis during unfavorable market conditions. Compliance with REIT requirements may cause the Fund to forego otherwise attractive opportunities, which may hinder or delay the Fund’s ability to meet the Fund’s investment objectives and reduce overall return for the Fund’s Common Shareholders. Compliance with REIT requirements may also force the Fund to liquidate or restructure otherwise attractive investments. The Fund’s Declaration of Trust does not permit any person or group to own more than 9.8% in value or number of shares, whichever is more restrictive, of the Fund’s outstanding Common Shares or of the Fund’s outstanding capital stock of all classes or series, and attempts to acquire the Fund’s Common Shares or the Fund’s capital stock of all other classes or series in excess of these 9.8% limits would not be effective without an exemption (prospectively or retroactively) from these limits by the Fund’s Board of Trustees. The Fund’s Board of Trustees is authorized to revoke the Fund’s REIT election without shareholder approval, which may cause adverse consequences to the Fund’s shareholders.

Tax Risks of Investing in the Fund is the risk that if, in any year, the Fund were to fail to qualify for treatment as a REIT under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Government or its agencies or instrumentalities or by non-U.S. governments or authorities, such as, without limitation, assets representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of REMICs (“Re-REMICs”), mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets.

Privacy and Data Security Risk is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of non-U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable

SEMIANNUAL REPORT	JUNE 30, 2025	49

Notes to Financial Statements (Cont.)

information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and the SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

Regulatory Changes Risk is the risk associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and PIMCO will continue to be eligible for such exemptions. Moreover, government regulation may have unpredictable and unintended effects.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s Prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes, the Consolidated Statement of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type

50	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2025

of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Fund, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination.

SEMIANNUAL REPORT	JUNE 30, 2025	51

Notes to Financial Statements (Cont.)

Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the consolidated financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Manager to the Fund, pursuant to an investment management agreement. The Manager receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for the Fund is charged at an annual rate as noted in the table in note (b) below.

In rendering investment advisory services to the Fund, PIMCO may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “PIMCO Overseas Affiliates”), to provide portfolio management, research and trading services to the Fund under the Memorandums of Understanding (“MOUs”). Each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each PIMCO Overseas Affiliate and any of their respective employees who provide services to the Fund are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) pursuant to an administration agreement and provides supervisory and administrative services to the Fund for which it receives a monthly supervisory and administrative fee based on the Fund’s average daily net assets (the “Administrative Fee”). As the Administrator, PIMCO bears the costs of certain third-party services as set forth in the administration agreement, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Administrative Fee for the Fund are charged at an annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to the Fund):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	All Classes

1.25%	0.50%

52	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2025

The Distributor also received the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class F shares. For the period ended June 30, 2025, the Distributor retained $14,447 representing contingent deferred sales charges from PIMCO Flexible Municipal Income Fund.

(c) Fund Expenses The Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, trustees, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party service providers, agents, operating partners, insurers or consultants retained in connection with incurring, reviewing, negotiating, structuring, acquiring, disposing of and/or terminating specialized loans and other investments made by the Fund, any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) all expenses of supervising and administering the actual or potential operations of subsidiaries; (v) expenses related to subscription services or IT services related to the ongoing management of the Fund’s investments; (vi) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (vii) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds; (viii) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (ix) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests (except as otherwise agreed to between PIMCO and any such fund or vehicle); (x) dividend and interest expenses on short positions taken by the Fund; (xi) expenses of any third-party valuation agent engaged to assist in valuing non-pricing service Level 3 assets held by the Fund; (xii) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xiii) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xiv) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2);

SEMIANNUAL REPORT	JUNE 30, 2025	53

Notes to Financial Statements (Cont.)

(xv) fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with(a) the ability of the Fund to participate in certain co-investment transactions; and (b) other types of exemptive relief that the Fund may pursue from the SEC in the future; (xvi) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of shares, including, without limitation, sub-transfer agency expenses and distribution and/or service fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund that are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Fund may bear expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third-party.

The Fund pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates.

(d) Expense Limitation PIMCO has contractually agreed, through May 1, 2026, to waive its supervisory and administrative fees, or reimburse the Fund, to the extent that organizational expenses (including any initial offering expenses), the payment of expenses associated with obtaining or maintaining a Legal Entity Identifier and/or payment of the Fund’s pro rata Trustees’ fees (the “Specified Expenses”) in any fiscal year exceed 0.07% of the Fund’s average daily net assets (the “Expense Limit”). Under the Expense Limitation Agreement, if, in any month during which the Administration Agreement is in effect, the estimated annualized Specified Expenses of the Fund for that month are less than the Expense Limit, PIMCO shall be entitled to reimbursement by the Fund of any Supervisory and Administrative Fees waived or reduced pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six (36) months, to the extent that the Fund’s annualized Specified Expenses plus the amount so reimbursed does not exceed, for such month, the Expense Limit (or the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit) or any future expense limitation that may be in place, provided that such amount paid to PIMCO will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed to PIMCO. The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Fund of the termination of the Expense Limitation Agreement, which notice shall be received by the Fund at least 30 days prior to the end of the then-current term. In addition, the Expense Limitation Agreement will terminate upon termination of the Administration Agreement, or it may be terminated by the Fund, without payment of any penalty, upon ninety (90) days’ prior written notice to PIMCO at its principal place of business. The waiver, if any, is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2025, the amount waived and/or reimbursed was $189,830.

The total recoverable amounts to PIMCO as of June 30, 2025 (under the Expense Limitation Agreement), were as follows (amounts in thousands†):

Expiring Within
12 months	13-24 months	25-36 months	Total

$861	$380	$354	$1,595

†	A zero balance may reflect actual amounts rounding to less than one thousand.

54	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2025

(e) Fee Waiver Effective October 1, 2024 and pursuant to an Advisory Fee Waiver Agreement between the Fund and PIMCO, PIMCO has contractually agreed, through December 31, 2025, to waive fees in such an amount as to reduce the Advisory Fee it is entitled to receive from the Fund pursuant to the Investment Management Agreement to 0.75% of the Fund’s average daily total net assets (the “Advisory Fee Waiver Agreement”). PIMCO’s waiver of advisory fees under the Advisory Fee Waiver Agreement is applied first and independently of PIMCO’s obligations under the Expense Limitation Agreement (such that amounts waived pursuant to the Advisory Fee Waiver Agreement shall not be applied to reduce any waiver or reimbursement obligations PIMCO has under the Expense Limitation Agreement). PIMCO may not seek reimbursement from the Fund with respect to the advisory fees waived pursuant to the Advisory Fee Waiver Agreement. The Advisory Fee Waiver Agreement will continue through the date set forth above, at which time it will terminate unless otherwise agreed to in writing by the parties. In addition, the Advisory Fee Waiver Agreement will terminate upon termination of the Investment Management Agreement, or it may be terminated by the Fund, without payment of any penalty, upon notice to PIMCO at its principal place of business. The waiver, if any, is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2025, the amount waived and/or reimbursed was $842,691.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things) co-invest with certain other persons, including certain affiliates of the Advisor and certain public or private funds managed by the Advisor and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments imposes extensive conditions on any co-investments made in reliance on such relief.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Frequent and active trading of the Fund’s portfolio holdings may cause

SEMIANNUAL REPORT	JUNE 30, 2025	55

Notes to Financial Statements (Cont.)

adverse tax consequences for shareholders due to an increase in short-term capital gains and may also adversely impact the Fund’s after-tax returns. The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2025 were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$0	$0	$145,073	$48,412

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

The Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share. Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2025 (Unaudited)				Year Ended 12/31/2024

	Shares		Amount		Shares		Amount

Receipts for shares sold

Institutional Class	7,147		$74,975		20,514		$215,285

Class F	11,899		124,745		1	(a)	10	(a)

Class A-3	1,197	(b)	12,588	(b)	N/A		N/A

Class A-4	1	(b)	10	(b)	N/A		N/A

Issued as reinvestment of distributions

Institutional Class	343		3,480		556		5,826

Class F	47		492		0	(a)	0	(a)

Class A-3	1	(b)	6	(b)	N/A		N/A

Class A-4	0	(b)	0	(b)	N/A		N/A

Cost of shares redeemed

Institutional Class	(11,695)		(122,586)		(350)		(3,676)

Class F	(105)		(1,099)		0	(a)	0	(a)

Class A-3	0	(b)	0	(b)	N/A		N/A

Class A-4	0	(b)	0	(b)	N/A		N/A

Net increase (decrease) resulting from Fund share transactions	8,835		$92,611		20,721		$217,445

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of Class F was December 2, 2024.
(b)	Inception date of Class A-3 and A-4 was February 27, 2025.

As of June 30, 2025, two persons owned of record or beneficially 10% or more of the Fund’s total outstanding shares, comprising 44% of the Fund.

14. PREFERRED SHARES

Each shareholder of Series A Preferred Shares is entitled to a liquidation preference of $1,000 per share plus any accumulated, unpaid dividends.

56	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2025

The Fund issued and has outstanding the following series of preferred shares as of June 30, 2025:

Series	Shares Outstanding	Original Issue Date

12.0% Series A	125	January 5, 2023

15. REPURCHASE OFFERING

The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for between 5% and 25%, or such other amount as may be permitted under applicable rules and regulations or no-action, exemptive or other relief, of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per Common Share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s prospectus). In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline

SEMIANNUAL REPORT	JUNE 30, 2025	57

Notes to Financial Statements (Cont.)

between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund may be a taxable event to shareholders.

The following table summarizes the repurchase offers completed by the Fund for all share classes during the period ended June 30, 2025.

Repurchase Request Deadline/Pricing Date	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Aggregate Consideration for Repurchased Shares	Number of Shares Repurchased	% of Outstanding Shares Repurchased	Proration % Repurchased(1)

February 7, 2025	5%	155,291	$1,627,457	155,291	0.4%	N/A

May 7, 2025	5	268,690	$2,813,181	268,690	0.8%	N/A

(1)

If the repurchase offer was oversubscribed, then Fund repurchased shares on a pro-rata basis. The Proration % Repurchased equals the Number of Shares Repurchased divided by the Number of Shares Tendered for Repurchase.

16. BASIS FOR CONSOLIDATION

The Fund’s subsidiary was formed as a wholly-owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its subsidiary. Accordingly, the consolidated financial statements include the accounts of the Fund and its subsidiary. All intercompany transactions and balances have been eliminated. This structure was established so that certain investments could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship of each subsidiary as of period end.

Fund Name	Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets

PIMCO Flexible Real Estate Income Fund	Flexible Real Estate Income Operating Partnership LP	06/29/2022	50.3%

17. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

18. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a REIT under the Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. If the Fund qualifies as a REIT, the Fund generally will be entitled to deduct dividends paid by the Fund and, therefore will not be subject to U.S. federal corporate income tax on the Fund’s net taxable income that is currently distributed to the Fund’s Common Shareholders, as long as the Fund distributes all of its taxable income for the year.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

58	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2025

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of June 30, 2025, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income/loss or accumulated net realized gain/loss, as appropriate, in the period in which the differences arise.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the Fund did not have any reclassifications.

As of June 30, 2025, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$423,966	$2,103	$(3,003)	$(900)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

19. SUBSEQUENT EVENTS

In preparing these consolidated financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the consolidated financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	JUNE 30, 2025	59

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
CBK	Citibank N.A.	SCX	Standard Chartered Bank, London
CIB	Canadian Imperial Bank of Commerce	SSB	State Street Bank and Trust Co.
RBC	Royal Bank of Canada

Currency Abbreviations:
CAD	Canadian Dollar	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDOR01	1 Month CDN Swap Rate	TSFR3M	Term SOFR 3-Month
TSFR1M	Term SOFR 1-Month

Other Abbreviations:
ABS	Asset-Backed Security	TBD	To-Be-Determined
TBA	To-Be-Announced	TBD%	Interest rate to be determined when loan settles or at the time of funding

60	PIMCO INTERVAL FUNDS

Shareholder Meeting Results

(Unaudited)

PIMCO Flexible Real Estate Income Fund held a special meeting of shareholders on April 25, 2025. Shareholders voted as indicated below:

1.	To elect Trustees of the Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified.

	Affirmative	Withheld Authority

Kym M. Hubbard	22,360,607	59,896

Alan Alperin	22,360,607	59,896

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Debra W. Huddleston and Anne K. Kratky and Mr. Rick LeBrun, continue to serve as Trustees of the Fund.

SEMIANNUAL REPORT	JUNE 30, 2025	61

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2025 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Flexible Real Estate Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2025	$0.0643	$0.0000	$0.0000	$0.0643

February 2025	$0.0563	$0.0000	$0.0000	$0.0563

March 2025	$0.0586	$0.0000	$0.0000	$0.0586

April 2025	$0.0606	$0.0000	$0.0000	$0.0606

May 2025	$0.0643	$0.0000	$0.0000	$0.0643

June 2025	$0.0583	$0.0000	$0.0000	$0.0583

Class A-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

February 2025	$0.0054	$0.0000	$0.0000	$0.0054

March 2025	$0.0522	$0.0000	$0.0000	$0.0522

April 2025	$0.0540	$0.0000	$0.0000	$0.0540

May 2025	$0.0573	$0.0000	$0.0000	$0.0573

June 2025	$0.0519	$0.0000	$0.0000	$0.0519

Class A-4	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

February 2025	$0.0054	$0.0000	$0.0000	$0.0054

March 2025	$0.0522	$0.0000	$0.0000	$0.0522

April 2025	$0.0540	$0.0000	$0.0000	$0.0540

May 2025	$0.0573	$0.0000	$0.0000	$0.0573

June 2025	$0.0519	$0.0000	$0.0000	$0.0519

Class F	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2025	$0.0643	$0.0000	$0.0000	$0.0643

February 2025	$0.0563	$0.0000	$0.0000	$0.0563

March 2025	$0.0586	$0.0000	$0.0000	$0.0586

April 2025	$0.0606	$0.0000	$0.0000	$0.0606

May 2025	$0.0643	$0.0000	$0.0000	$0.0643

June 2025	$0.0583	$0.0000	$0.0000	$0.0583

62	PIMCO INTERVAL FUNDS

(Unaudited)

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when the Fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of the Fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	JUNE 30, 2025	63

Changes to the Board of Trustees

(Unaudited)

Effective April 25, 2025 Alan Alperin and Kym M. Hubbard were each elected as a Trustee of the Fund.

64	PIMCO INTERVAL FUNDS

Approval of Investment Management Agreement and Other Agreements

(Unaudited)

At a meeting held on May 8, 2025 (the “Approval Meeting”), the Board of Trustees (the “Board” or “Trustees”) of PIMCO Real Estate Flexible Income Fund (the “Fund”), including the Trustees who are not interested persons (as that term is defined in the Investment Company Act of 1940, as amended) of Pacific Investment Management Company LLC (“PIMCO”) or the Fund (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Management Agreement between the Fund and PIMCO (the “Investment Management Agreement”) for an additional one-year term through May 31, 2026. In connection with their consideration of the Investment Management Agreement, the Independent Trustees also considered and unanimously approved an Administration Agreement between PIMCO and the Fund (the “Administration Agreement”) and any Investment Management Agreement between PIMCO and wholly-owned subsidiaries of the Fund that may be formed by the Fund (the “Subsidiary Agreement,” and together with the Investment Management Agreement and the Administration Agreement, the “Agreements”).

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed: During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO to the Fund. At each of its quarterly meetings, the Board reviewed the Fund’s investment performance and information relating to Fund operations, including shareholder services, valuation and custody, the Fund’s compliance program and other information relating to the nature, extent and quality of services provided by PIMCO to the Fund. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and administrative fees and expenses; financial information for PIMCO; information regarding the profitability to PIMCO of its relationship with the Fund; information about the personnel providing investment management services, other advisory services and administrative services to the Fund; and information about the fees charged and services provided to other clients with similar investment mandates as the Fund, where applicable. In addition, the Board reviewed materials provided by counsel to the Fund and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

(b) Review Process: In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the May 8, 2025 meeting. The Independent Trustees also met via video conference with Counsel in advance of the May 8, 2025 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds. The approval determinations were made on the basis of each Trustee’s business judgment after consideration and

SEMIANNUAL REPORT	JUNE 30, 2025	65

Approval of Investment Management Agreement and Other Agreements (Cont.)

evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

With respect to the Subsidiary Agreement, the Trustees considered that the Fund may utilize one or more wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) to execute its investment strategy, and that PIMCO would provide both investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not propose to collect or retain a separate advisory or other fee from the Subsidiary Agreement. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreement collectively with their consideration of the Investment Management Agreement.

2. Nature, Extent and Quality of Services

(a) PIMCO and its Personnel and Resources: The Board considered the depth and quality of PIMCO’s investment management process, including: its private credit and commercial real estate capabilities, its global research resources; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO has hired and will continue to hire personnel with real estate and private credit experience. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Independent Trustees considered PIMCO’s policies, procedures and systems to ensure compliance with applicable laws and regulations impacting the Fund and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Fund and its shareholders. The Board also considered PIMCO’s continuous investment in its disciplines and personnel, which has enhanced PIMCO’s services to the Fund. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of the Fund.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements are likely to continue to benefit the Fund and it shareholders.

(b) Other Services: The Board also considered the nature, extent and quality of administrative services provided by PIMCO to the Fund under the Administration Agreement. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services to be provided with respect to regulatory compliance and ability to comply with the investment policies of the Fund; the compliance

66	PIMCO INTERVAL FUNDS

(Unaudited)

programs and risk controls of PIMCO; the specific contractual obligations of PIMCO pursuant to the Agreements; the nature, extent, and quality of the supervisory and administrative services that PIMCO provides to or procures for the Fund under the Administration Agreement; and PIMCO’s risk management function. The Trustees also took into account the entrepreneurial, business and other risks PIMCO has undertaken as investment manager and sponsor of the Fund for which it is entitled to reasonable compensation. The Trustees also noted PIMCO’s activities under the Agreements to coordinate, oversee and supervise the Fund’s various outside service providers. They also considered PIMCO’s ongoing development of its infrastructure and information technology and its ability to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Fund and its shareholders.

3. Investment Performance

The Board considered information regarding both short- and long-term relative and absolute investment performance of the Fund relative to a peer group and relevant to the specified index as provided to the Board (the “performance index”) in advance of each of its quarterly meetings throughout the year. The Board also considered the Fund’s distribution rate.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Fund indicates that its continued management is likely to benefit the Fund and its shareholders and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. Management Fee, Administrative Fees and Total Expenses

The Board reviewed the management fees and total expenses of the Fund (each as a percentage of average net assets) and compared such amounts with the fees and expenses of other similar funds and products.

The Board also considered that, under the Administrative Agreements, PIMCO provides or procures administrative services and bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Independent Trustees concluded that the Fund’s administrative fees were reasonable in relation to the value of the services provided.

The Board considered the Fund’s administrative fee under the Administration Agreement, comparing it to the fees charged to other investment products managed by other investment advisers. The Board also considered that PIMCO proposes to provide or procure a broad array of fund supervisory and administrative functions in exchange for the administrative fee. In addition, the Board considered the Fund’s fee structure, under which the Fund pays for the supervisory and administrative services it requires for one set fee. In return for this administrative fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that other funds may pay for comparable services separately, and thus it is difficult to directly compare the Fund’s

SEMIANNUAL REPORT	JUNE 30, 2025	67

Approval of Investment Management Agreement and Other Agreements (Cont.)

administrative fee with the fees paid by other funds for administrative services alone. The Board also considered that the Fund’s administrative fee leads to certain Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the Fund’s fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Fund’s operating costs rise when assets remain flat or decrease. The Board concluded that the Fund’s administrative fees were reasonable in relation to the value of the services provided, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on certain overall Fund fees during the contractual period, which will be beneficial to the Fund and its potential shareholders.

The Trustees also noted that PIMCO had entered into an Expense Limitation Agreement with the Fund, pursuant to which, PIMCO has agreed to waive its administrative fee, or reimburse the Fund, to the extent that organizational and offering expenses and pro rata Trustees’ fees exceed 0.07% of the Fund’s average daily net assets.

The Trustees noted that the Agreements provides that the Fund pays for certain expenses outside of the fee arrangements that are borne by PIMCO under the Investment Management Agreement and Administration Agreement, including but not limited to, portfolio transaction expenses (which may include expenses relating to the Fund’s investments and/or any other expenses incurred by a direct or indirect portfolio investment of the Fund), certain so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments), the costs of any third-party valuation agent engaged to assist in valuing certain Level 3 assets held by the Fund, and fees and expenses associated with and incident to shareholder meetings and proxy solicitations, shareholder proposals or other matters.

5. Profitability, Economies of Scale, and Ancillary Benefits

The Trustees considered a profitability analysis provided by PIMCO and noted that PIMCO is not currently deriving a profit from its relationship with the Fund.

The Trustees also took into account that there are no breakpoints in its management fee, but considered that the management fee and administrative fee arrangement provides inherent economies of scale, to the extent any exist, because a fund maintains competitive fixed fees even if the Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase.

The Trustees also considered that the Fund’s fee arrangement provides investors with additional stability and increased fee certainty during the contractual period.

The Trustees also considered that PIMCO may share the benefits of economies of scale, if any, with the Fund and its shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee waivers, the pricing of Fund to scale from inception and the enhancement of services provided to the Fund in return for fees paid. The Trustees also considered that the fee

68	PIMCO INTERVAL FUNDS

(Unaudited)

arrangement protects shareholders from a rise in operating expenses that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

The Independent Trustees concluded that the level of the management fee charged by PIMCO, as well as the total expenses of the Fund, are reasonable and in the best interest of the Fund and its shareholders and that the fee structure inherently involves the sharing of economies of scale between PIMCO and the Fund, to the benefit of its shareholders.

The Board considered other ancillary benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Fund. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Fund or third-party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Fund and its shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Fund’s Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A-3 or Class A-4 shares of the Fund, as applicable. In addition, the Board considered that may benefit indirectly from its use of the HUB technology platform, a joint venture between PIMCO, Man Group, S&P Global, Microsoft and State Street, and its recent strategic managed service arrangement with a third-party consultant. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Fund, it has adopted a policy not to enter into contractual soft dollar arrangements.

6. Conclusion

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Fund by PIMCO supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Fund and its shareholders, that the fees charged under the Investment Management Agreement, the Administration Agreement and the Subsidiary Agreements were fair and reasonable in light of the services provided, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Fund and its shareholders.

SEMIANNUAL REPORT	JUNE 30, 2025	69

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co.

2323 Grand Boulevard, 5th Floor

Kansas City, MO 64108

Transfer Agent, Dividend Paying Agent and Registrar

SS&C Global Investor & Distribution Solutions, Inc.

80 Lamberton Road

Windsor, CT 06095

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006-1110

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

PIF4003SAR_063025

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on Form N-CSR.

Item 6.	Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to closed-end investment companies.

(b)	Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountant for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The information required by this Item 11 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 12 is only required in an annual report on Form N-CSR.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this Item 13(a) is only required in an annual report on Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers identified in the Registrant’s most recent annual report on Form N-CSR.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not Applicable.

(b)	Not Applicable.

Item 19.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Real Estate Income Fund

By:	/s/ Joshua D. Ratner
Joshua D. Ratner
President (Principal Executive Officer)

Date: September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joshua D. Ratner
Joshua D. Ratner
President (Principal Executive Officer)

Date: September 5, 2025

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: September 5, 2025